UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 22, 2020

ENDRA Life Sciences Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC
Warrants, each to purchase one shares of Common Stock	NDRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.

On July 22, 2020, ENDRA Life Sciences Inc. (the “Company”) filed with the Securities Exchange Commission (the "SEC") a preliminary Consent Solicitation Statement (the “Preliminary Statement”) relating to the potential issuance of the Company’s common stock (“Common Stock”) upon the exercise of outstanding warrants, each holder of which having proposed that the Company partially waive the exercise price of such holder’s warrant (collectively, the “Reduced Exercise Price Warrants”). The Preliminary Statement disclosed that, as of July 22, 2020, the Company had partially waived the exercise prices of Reduced Exercise Price Warrants exercisable for an aggregate of approximately 3.1 million shares of Common Stock for aggregate gross proceeds of approximately $2.2 million.

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the proposed issuance of Common Stock upon the exercise of the Reduced Priced Warrants. Information about the directors and executive officers of the Company and other participants in the consent solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Consent Solicitation Statement that will be filed with the SEC.

Additional Information

SHAREHOLDERS ARE ENCOURAGED TO READ THE COMPANY'S CONSENT SOLICITATION STATEMENT AND SUBSEQUENT FILINGS, TOGETHER WITH ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC, WHEN THEY BECOME AVAILABLE. THEY WILL CONTAIN IMPORTANT INFORMATION.

INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE SEC’S WEBSITE, WWW.SEC.GOV, FROM THE COMPANY AT ITS WEBSITE, WWW.ENDRAINC.COM OR BY WRITING TO THE COMPANY AT 3600 GREEN COURT, SUITE 350, ANN ARBOR, MI 48105.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
July 22, 2020
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer